UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2005
                                                          --------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-23975                 42-1556195
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(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
---------------------------------------------------------             ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

      On March 18, 2005, First Niagara Financial Group, Inc. (the "Company") amended its employment agreement with John R. Koelmel, Executive Vice President and Chief Financial Officer (the "Agreement"). As a result of this amendment, the term of the Agreement, as specified in the first paragraph of section 7, was increased from 12 months to 24 months. The provisions of section 8(a) of the Agreement were also amended to extend the period during which Mr. Koelmel will receive his salary, bonus (based on three-year average), health, medical and life insurance benefits from 12 months to 24 months upon his termination of employment for good reason (as defined in the Agreement) or by the Company for any reason other than cause (as defined in the Agreement), including a change in control (as defined in the Agreement). Finally, section 13(c)(i) of the Agreement was amended to increase the expiration date from 6 months to 9 months after termination of employment for certain conditions of the non-competition section of the Agreement.

      In all other respects, the Agreement was unchanged. An example of the Company's form of employment agreement with executive officers was filed with pre-effective amendment No. 1 to the Registration Statement on Form S-1, filed with the Securities and Exchange Commission on November 14, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: March 23, 2005                    By: /s/ John R. Koelmel
                                            ------------------------------------
                                            John R. Koelmel
                                            Chief Financial Officer
                                            (Duly authorized representative)